                                                                    EXHIBIT 10.1


                       CONSENT, WAIVER AND AMENDMENT NO. 3

                  CONSENT, WAIVER AND AMENDMENT NO. 3 (this "Amendment"), dated as of April 7, 2005, to the Second Amended and Restated Credit Agreement dated as of August 9, 2004 (as amended and as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among Oneida Ltd., as borrower (the "Borrower"), the financial institutions from time to time party thereto (collectively, the "Lenders") and JPMorgan Chase Bank ("JPMorgan Chase"), as administrative agent (the "Administrative Agent") and collateral agent (the "Collateral Agent") for the Lenders.


                             INTRODUCTORY STATEMENT

                  A. All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  B. The Borrower has informed the Lenders that it seeks to (i) suspend operations at the knife plant located at 3690 Kenwood Road, Sherrill, New York (the "Knife Plant"), (ii) modify the Knife Plant's insurance policy in connection with such suspension of operations, and (iii) sell the Knife Plant, certain other real property located in Sherrill, New York and the distribution facility located in Buffalo, New York.

                  C. The Borrower has requested and the Lenders have agreed to
(i) consent to the modifications of the Borrower's insurance coverage, (ii) consent to the release of certain funds held in the Sale Proceeds Collateral Account, (iii) consent to the sale of certain real property and related assets,
(iv) waive certain Defaults and Events of Default arising out of the Borrower's failure to comply with provisions of the Credit Agreement, and (v) amend certain provisions of the Credit Agreement, each subject to the terms and conditions hereof and each as more fully set forth herein.

Accordingly, the parties hereto hereby agree as follows:

                  SECTION 1. Consent to Modification of Insurance. The Lenders hereby consent to the modification of the Borrower's insurance policy for the Knife Plant to (i) increase the Borrower's deductible from $100,000 to $250,000 and (ii) change the loss valuation calculation from replacement cost to actual cash value (depreciated value).

                  SECTION 2. Consent to Release of Funds Held in Sale Proceeds Collateral Account. The Lenders hereby authorize the Administrative Agent to release to the Borrower the $4,000,000 of proceeds from the sale of Encore deposited in the Sale Proceeds Collateral Account pursuant to Section 5.21 subject to there occurring a ruling of the Internal Revenue Service on the Borrower's request for a waiver of the Borrower's minimum funding contributions in respect of certain specified Plans pursuant to Section 412 of the Code for the 2004 plan year.

                  SECTION 3. Consents.

                  (A) Sale of Buffalo Distribution Facility. The Lenders hereby consent to the sale of the real property, including buildings and personal property appurtenant thereto, located at 500 Bailey Avenue, Buffalo, New York 14210 (the "Buffalo Distribution Facility"); provided that the Buffalo Distribution Facility shall be deemed to be sold pursuant to Section 6.6(a)(iv) of the Credit Agreement and the proceeds of such sale treated as Net Cash Proceeds; provided, further that (i) 50% of such Net Cash Proceeds shall be subject to the mandatory prepayment required pursuant to Section 2.11(b) of the Credit Agreement and (ii) the remaining 50% of such Net Cash Proceeds shall (1) be held in an account established with the Administrative Agent in the name of the Administrative Agent (for the benefit of the Secured Parties) under the sole and exclusive control of the Administrative Agent (the "Distribution Proceeds Collateral Account") or (2) in the event that the Administrative Agent shall have received the satisfactory evidence referred to in clause (B) of the following sentence, be retained by the Borrower. So long as no Event of Defualt shall have occurred and be continuing, amounts held in the Distribution Proceeds Collateral Account shall be released to the Borrower upon the earlier of (A) consent of the Required Lenders and (B) the Administrative Agent's receipt of evidence reasonably satisfactory to it of the Borrower's proposed principal distribution facility located in the western portion of the United States becoming operational (regardless of whether such facility is owned or leased by the Borrower or operated by a third party logistics provider on behalf of the Borrower). In the event a Default or an Event of Default has occurred and is then continuing, the Administrative Agent may deposit any or all amounts held in the Distribution Proceeds Collateral Account in the Collateral Account (as defined in the Intercreditor Agreement) and apply such amounts to the repayment of the Obligations in accordance with Section 5 of the Intercreditor Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement, the Net Cash Proceeds from the sale of the Buffalo Distribution Facility shall not reduce the $250,000 basket established pursuant to Section 6.6(a)(vi) of the Credit Agreement.

                  (B) Sale of Certain Real Property and Related Assets. The Lenders hereby consent to the sale of (i) the Knife Plant and the personal property and fixtures appurtenant thereto and (ii) the CAC Clubhouse building and adjacent real property located at Hamilton Avenue, Sherrill, New York and the personal property and fixtures appurtenant thereto ((i) and (ii) above, collectively, the "Sherrill Property"); provided that the Sherrill Property shall be deemed to be sold pursuant to Section 6.6(a)(iv) of the Credit Agreement and the proceeds of such sale treated as Net Cash Proceeds; provided, further that (i) the first $1,000,000 of such Net Cash Proceeds shall be retained by the Borrower and (ii) all such Net Cash Proceeds in excess of $1,000,000 shall be subject to the mandatory prepayment required pursuant to
Section 2.11(b) of the Credit Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement, the Net Cash Proceeds from the sale of the Sherrill Property shall not reduce the $250,000 basket established pursuant to Section 6.6(a)(vi) of the Credit Agreement.

                  SECTION 4. Waiver. The Lenders hereby waive the Defaults and Events of Default arising out of the Borrower's failure to comply with the
Section 5.1(a)(i) of the Credit Agreement resulting from the inclusion of a "going concern" explanatory paragraph in the report and opinion from the Borrower's accountants in connection with the delivery of its consolidated balance sheet, related consolidated statements of income, stockholder's equity and cash flows, for the fiscal year ending January 2005. Nothing in this Section 4 shall be deemed to relieve the Borrower of its obligation to deliver such financial statement in accordance with the terms of Section 5.1(a)(i) of the Credit Agreement.

                  SECTION 5. Amendment to Section 1 of the Credit Agreement.
Section 1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

                  ""Covenant Amendment" means an amendment to this Agreement satisfactory to the Administrative Agent, the Required Lenders and the Borrower to be entered into in accordance with Section
                  5.24 hereof amending the covenants set forth in Sections 6.8 through 6.13 hereof."

                  SECTION 6. Amendment to Section 2.12 of the Credit Agreement.
Section 2.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "The Borrower shall be required to repay the principal amount of the Tranche A Term Loans, to the extent then outstanding:
                  (i) on or before the last Business Day of the Borrower's first fiscal quarter for the Borrower's fiscal year ending January 2007 in an amount equal to 50% of the amount by which Consolidated EBITDAR for the Borrower's fiscal year ending January 2006 exceeds $27,500,000, and (ii) in equal installments of $1,500,000 each, commencing on the last Business Day of the Borrower's first fiscal quarter for the Borrower's fiscal year ending January 2007 and continuing on the last Business Day of each fiscal quarter thereafter through the Tranche A Term Loan Maturity Date, and any outstanding balance of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date."

                  SECTION 7. Amendment to Article 5 of the Credit Agreement.
Article 5 of the Credit Agreement is hereby amended by inserting the following
Section 5.24 at the end thereof:

                  "Section 5.24 Covenant Amendment. The Borrower will furnish to the Administrative Agent by no later than (i) August 31, 2006, a set of financial projections for the Borrower and its Consolidated Subsidiaries for the fiscal year ending in January 2008, which projections shall be in form and substance reasonably satisfactory to the Administrative Agent and (ii) October 31, 2006 the Covenant Amendment duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders."

                  SECTION 8. Amendment to Section 6.2 of the Credit Agreement.
Section 6.2 of the Credit Agreement is hereby amended by deleting subsection (d) thereof in its entirety and inserting in lieu thereof the following new subsection (d):

                  "(d)(i) existing Liens listed on Schedule 6.2(d) hereto, (ii) Liens that have been imposed on the Borrower's and Guarantors' assets in favor of certain Plans pursuant to Section 412 of the Code to secure minimum funding contributions in respect of such Plans for the 2004 plan year, which liens in favor of the PBGC have been subordinated to the Liens granted to the Collateral Agent pursuant to the Security Documents for the benefit of the Lenders pursuant to that certain letter dated October 15, 2004 from the PBGC (as the same may be amended, amended and restated, supplemented or otherwise modified, the "PBGC Subordination Letter"), and (iii) additional Liens that may be imposed on the Borrower's or any Guarantor's assets in favor of any Plan pursuant to Section 412 of the Code to secure minimum funding contributions in respect of any Plan for the 2005 plan year, provided that the PBGC shall have agreed to subordinate such additional Liens to the Liens granted to the Collateral Agent pursuant to the Security Documents for the benefit of the Lenders on terms substantially similar to those set forth in the PBGC Subordination Letter or on terms satisfactory to the Required Lenders in their sole discretion;"

                  SECTION 9. Amendment to Section 6.8 of the Credit Agreement.
Section 6.8 of the Credit Agreement is hereby amended by deleting the chart set forth therein in its entirety and inserting in lieu thereof the following chart:


                 "Period Ending                                 Ratio
                 --------------                                 -----
                 April 2005                                    14.9:1.0
                 July 2005                                     14.6:1.0
                 October 2005                                  13.8:1.0
                 January 2006                                  10.7:1.0
                 April 2006                                    9.0:1.0
                 July 2006                                     8.1:1.0
                 October 2006                                  7.6:1.0
                 January 2007                                  7.3:1.0
                 After January 2007                     To be set forth in the
                                                          Covenant Amendment


                  SECTION 10. Amendment to Section 6.9 of the Credit Agreement.
Section 6.9 of the Credit Agreement is hereby amended by deleting the chart set forth therein in its entirety and inserting in lieu thereof the following chart:


                 "Period Ending                                 Ratio
                 --------------                                 -----
                 April 2005                                    0.8:1.0
                 July 2005                                     0.9:1.0
                 October 2005                                  1.0:1.0
                 January 2006                                  1.5:1.0
                 April 2006                                    1.6:1.0
                 July 2006                                     1.7:1.0
                 October 2006                                  1.7:1.0
                 January 2007                                  1.6:1.0
                 After January 2007                     To be set forth in the
                                                          Covenant Amendment


                  SECTION 11. Amendment to Section 6.10 of the Credit Agreement.
Section 6.10 of the Credit Agreement is hereby amended by deleting the chart set forth therein in its entirety and inserting in lieu thereof the following chart:


                 "Period Ending                                 Ratio
                 --------------                                 -----
                 April 2005                                    0.5:1.0
                 July 2005                                     0.5:1.0
                 October 2005                                  0.5:1.0
                 January 2006                                  0.7:1.0
                 April 2006                                    0.8:1.0
                 July 2006                                     0.9:1.0
                 October 2006                                  0.9:1.0
                 January 2007                                  1.0:1.0
                 After January 2007                     To be set forth in the
                                                          Covenant Amendment


                  SECTION 12. Amendment to Section 6.11 of the Credit Agreement.
Section 6.11 of the Credit Agreement is hereby amended by deleting the chart set forth therein in its entirety and inserting in lieu thereof the following chart:

                 "Period Ending                                 Amount
                 --------------                                 ------
                 April 2005                                  $14,900,000
                 July 2005                                   $15,500,000
                 October 2005                                $17,000,000
                 January 2006                                $22,000,000
                 April 2006                                  $26,000,000
                 July 2006                                   $29,700,000
                 October 2006                                $32,500,000
                 January 2007                                $34,400,000
                 After January 2007                     To be set forth in the
                                                          Covenant Amendment


                  SECTION 13. Amendment to Section 7.1(d) of the Credit Agreement. Section 7.1(d) of the Credit Agreement is hereby amended by inserting the words ", 5.24" immediately following the words "5.20" set forth therein.

                  SECTION 14. Amendment to Section 10.3 of the Credit Agreement.
Section 10.3 of the Credit Agreement is hereby amended by deleting the number "$5,000,000" set forth therein and inserting in lieu thereof the number "$1,000,000".

                  SECTION 15. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions has been met (the "Effective Date"):

         (a) execution and delivery (including by facsimile) of this Amendment by the Borrower, the Administrative Agent, and the Required Lenders;

         (b) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors;

         (c) payment of outstanding professionals' fees and expenses of the Administrative Agent and Collateral Agent;

         (d) delivery to the Administrative Agent of a certificate of an Authorized Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Fundamental Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective; and

         (e) payment of an amendment fee, in immediately available funds, to the Administrative Agent for the respective account of each Tranche A Term Loan Lender and each

Revolving Credit Lender (each, an "Executing Lender") who returns an executed signature page (by facsimile or otherwise) to this Amendment before 5:00 p.m. Thursday April 7, 2005 (the "Amendment Fee"), in an amount equal to 0.20% of the sum of the Total Revolving Credit Commitment plus the Total Tranche A Term Loan Commitment. The Amendment Fee shall be distributed by the Administrative Agent to each Executing Lender, pro rata, based upon such Executing Lenders Revolving Credit Commitment and Tranche A Term Loan Commitment, as the case may be.

                  SECTION 16. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Fundamental Documents as fully as if made on the date hereof (but after giving effect to this Amendment).

                  SECTION 17. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Fundamental Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

                  SECTION 18. Reaffirmation; No Novation. The Borrower expressly acknowledges and agrees that: (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Fundamental Documents and (ii) nothing in this Amendment shall affect or limit the Administrative Agent's and the Lenders' right to demand payment of liabilities owing from the Borrower to the Administrative Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Fundamental Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Fundamental Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to the terms hereof, the Credit Agreement or the other Fundamental Documents.

                  SECTION 19. Ratification. Except as expressly contemplated or provided herein, the Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Fundamental Documents effective as of the date hereof.

                  SECTION 20. Release. For purposes of this Section, the following terms shall have the following definitions:

         (f) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

         (g) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

         Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Fundamental Documents and this Amendment, the Borrower hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Fundamental Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Fundamental Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Fundamental Documents.

                  SECTION 21. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  SECTION 22. References. All references to the Credit Agreement in the Credit Agreement and the other Fundamental Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as modified hereby and as may in the future be amended, restated, supplemented or otherwise modified from time to time.

                  SECTION 23. No Default. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Lenders under the Credit Agreement.

                  SECTION 24. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendment herein contained.

                  SECTION 25. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

                  IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and each of the Lenders has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                          BORROWER:

                          ONEIDA LTD.

                          By: /s/ TERRY G. WESTBROOK
                              -----------------------
                                  Name: Terry G. Westbrook
                                  Title: President and Chief Executive Officer


                          JPMORGAN CHASE BANK
                           as Administrative Agent, Collateral Agent, Revolving
                          Credit Lender and Tranche A Term Loan Lender

                          By: /s/ WILLIAM AUSTIN
                              ------------------
                          Name: William Austin
                          Title: Vice President


                          BANK OF AMERICA, NA, as Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ JONATHAN M. BARNES
                              ----------------------
                                   Name: Jonathan M. Barnes
                                   Title: Associate


                          DEEPHAVEN DISTRESSED OPPORTUNITIES
                          TRADING LTD., as Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ BRADLEY P. BAUER
                              --------------------
                                   Name: Bradley P. Bauer
                                   Title: Assistant Portfolio Manager

                          STARK EVENT TRADING, as Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ BRIAN J. STARK
                              ------------------
                                   Name: Brian J. Stark
                                   Title: Authorized Person


                          SPS HIGH YIELD LOAN TRADING, as Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ WILLIAM AUSTIN
                              ------------------
                                   Name: William Austin
                                   Title: Vice President

                          CREDIT SUISSE FIRST BOSTON, as Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ GIL GOLAN
                              -------------
                                  Name: Gil Golan
                                  Title: Assistant Vice President

                          By: /s/ JOESPH BROSNAN
                              ------------------
                                  Name: Joseph Brosnan
                                  Title: Vice President


                          FIELD POINT I, LTD., as Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ JEFFREY A. GELFAND
                              ----------------------
                                  Name: Jeffrey A. Gelfand
                                  Title: Authorized Signatory


                          FIELD POINT II, LTD., as Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ JEFFREY A. GELFAND
                              ----------------------
                                  Name: Jeffrey A. Gelfand
                                  Title: Authorized Signatory


                          ESPERANCE, as Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ TONY O'BRIEN
                              ----------------
                                  Name: Tony O'Brien
                                  Title: Senior Manager


                          GENERAL ELECTRIC CAPITAL CORPORATION, as
                          Revolving Credit Lender and Tranche A Term Loan Lender

                          By: /s/ W. JEROME MCDERMOTT
                              -----------------------
                                  Name: W. Jerome McDermott
                                  Title: Duly Authorized Signatory


                          GREEN RIVER MANAGEMENT CO LLC, as Revolving
                          Credit Lender and Tranche A Term Loan Lender

                          By: /s/ MARK MCGRATH
                              ----------------
                                  Name: Mark McGrath
                                  Title: PM

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Consent, Waiver and Amendment No. 3 (the "Amendment") to the Second Amended and Restated Credit Agreement, dated as of April 7, 2005 (as heretofore amended, the "Credit Agreement"), among Oneida Ltd., as borrower, the lenders from time to time party thereto (the "Lenders"), and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, (ii) consents to the execution and delivery of the Amendment by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Consolidated Subsidiary Guarantee Agreement dated as of August 9, 2004 (the "Guarantee") executed by it, (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment, (v) acknowledges and agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of such Guarantor arising out of or with respect to any of the Loans (as defined in the Credit Agreement) or other obligations of such Guarantor owed to the Administrative Agent or the Lenders under the Credit Agreement, the Guarantee or the other Fundamental Documents (as defined in the Credit Agreement), and (vi) agrees to take such further actions as the Administrative Agent shall reasonably require in connection with the Amendment and to evidence the waivers therein contained. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


                       [SIGNATURES CONTAINED ON NEXT PAGE]

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent, Reaffirmation and Agreement as of the 7th day of April, 2005.

                            BUFFALO CHINA, INC.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer


                            THC SYSTEMS, INC.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer


                            ENCORE PROMOTIONS, INC.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer


                            DELCO INTERNATIONAL, LTD.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer


                            SAKURA, INC.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer

                            KENWOOD SILVER COMPANY, INC.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer


                            ONEIDA SILVERSMITHS, INC.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer


                            ONEIDA FOOD SERVICE, INC.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer


                            ONEIDA INTERNATIONAL, INC.

                            By: /s/ TERRY G. WESTBROOK
                                ----------------------
                                    Name: Terry G. Westbrook
                                    Title: Chief Executive Officer